Exhibit 10.10
THIS AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is entered into as of November 22, 2019, by and among (i) Evoqua Water Technologies Corp. (f/k/a EWT Holdings I Corp.), a Delaware corporation (the “Company”), (ii) the AEA Investors and (iii) the Amending Investors (as defined herein), to amend the Second Amended and Restated Registration Rights Agreement, dated as of October 16, 2017 (the “Registration Rights Agreement”) by and among the Company, the AEA Investors and the Minority Investors.
Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Registration Rights Agreement.
RECITALS:
WHEREAS, pursuant to Section 4.4 of the Registration Rights Agreement as in effect immediately prior to the execution of this Amendment, the Registration Rights Agreement may be amended with the written approval of the Company and Holders holding a majority of the Registrable Securities then held by all Holders; and
WHEREAS, (i) the Company and (ii) the AEA Investors and the Amending Investors, which are the Holders of a majority of the Registrable Securities, desire to amend the Registration Rights Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:
1.Amendments.
(a)    Section 1 of the Registration Rights Agreement is hereby amended by adding the following definition to such Section (in alphabetical order):
“Amending Investors” means AEA Investors Fund V LP, AEA Investors Fund V-A LP, AEA Investors Fund V-B LP, AEA Investors Participant Fund V LP, AEA Investors QP Participant Fund V LP, bcIMC Private Placement (2013) Investment Corporation, bcIMC (WCBAF) Private Placement (2013) Investment Corporation, Havelock Fund Investments Pte Ltd, Jungfrau SICAV-SIF, Monte Rosa Funds SICAV-SIF, Monte Rosa Opportunities SICAV-SIF and Pictet Private Equity Investors SA, together with their respective Permitted Transferees and each party who executes a joinder to this Agreement agreeing to be bound by and comply with the terms, conditions and provisions hereof applicable to the Amending Investors from time to time.”
(b)    Section 2.7(c) of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“(c)    Notwithstanding anything contained in this Agreement to the contrary, each of the Minority Investors agrees not to sell, transfer or otherwise dispose of any Common Stock or Common Stock Equivalent pursuant to Rule 144 or other private placement for a period of two (2) years following the Company’s IPO (the “Restricted Period”), provided that solely with respect to the Amending Investors, the Restricted Period shall mean a period of three (3) years following the Company’s IPO, except, in each case, (i) for the avoidance of doubt, pursuant to a registered offering in accordance with the terms of this Agreement, (ii) if consented to in writing by the Board in its sole discretion, which consent may be provided on an individual basis with respect to any particular Holder or (iii) to a Permitted Transferee. In the event the Restricted Period shall be shortened in respect of any Minority Investor, the Restricted Period for each other Minority Investor shall likewise be shortened.”
(c)    Section 2.7(d) of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:
“(d)    Notwithstanding anything contained in this Agreement to the contrary, each of the Investor Holders agrees not to sell, transfer or otherwise dispose of any Common Stock or Common Stock Equivalent pursuant to Rule 144 or other private placement or in any other transaction not otherwise subject to the terms of this Agreement during the Restricted Period except (i) if the Board grants a waiver to the Restricted Period provided in Section 2.7(c) with respect to the Additional Investors and permits the Additional Investors to participate on a pro rata basis in such sale, transfer, disposition or similar transaction or (ii) to a Permitted Transferee.”
(d)    Effectiveness. This Amendment shall be deemed to be effective and in full force and effect as of the date hereof. Except as expressly amended by this Amendment, all terms and provisions of the Registration Rights Agreement shall remain unchanged and in full force and effect without modification, and nothing herein shall operate as a waiver of any party’s rights, powers or privileges under the Registration Rights Agreement. Any references in the Registration Rights Agreement to “this Agreement,” or to the words “hereof” or “hereunder” or words of similar import, and all references to the Registration Rights Agreement in any and all agreements, instruments, documents and other writings of any kind (other than in this Amendment or as otherwise expressly provided), shall mean the Registration Rights Agreement as amended by this Amendment, whether or not this Amendment is expressly referenced.
(e)    Governing Law; Arbitration.
(a)    This Amendment will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.
(b)    Except as otherwise provided in this Amendment, any controversy or dispute arising out of this Amendment, the interpretation of any of the provisions hereof or the action or inaction of any Person hereunder shall be submitted to arbitration in New York, New York, before the

American Arbitration Association under the commercial arbitration rules of such Association. Any award or decision obtained from any such arbitration proceeding shall be final and binding on the parties, and judgment upon any award so obtained may be entered in any court having jurisdiction thereof. To the fullest extent permitted by law, no action at law or in equity based upon any claim arising out of or related to this Amendment shall be instituted in any court by any party except: (i) an action to compel arbitration pursuant to this Section 3(b), (ii) an action to enforce an award obtained in an arbitration proceeding in accordance with this Section 3(b), or (iii) an action for injunctive relief when and if such relief is appropriate under the terms of this Amendment.
2.Counterparts. This Amendment may be executed and delivered in any number of separate counterparts (including by facsimile or electronic mail), each of which shall be an original, but all of which together shall constitute one and the same instrument.
3.Severability. The provisions of this Amendment shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Amendment, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Amendment and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
4.Entire Agreement. This Amendment, the Registration Rights Agreement, the Second A&R Stockholders Agreement and the other documents referred to herein or therein or delivered pursuant hereto or thereto which form part hereof or thereof constitute the entire agreement and understanding between the parties hereto and thereto and supersedes all prior agreements and understandings relating to the subject matter hereof and thereof.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.
THE COMPANY:

EVOQUA WATER TECHNOLOGIES CORP.

By: /s/ Vincent Grieco
Name: Vincent Grieco
Title: Executive Vice President and General Counsel

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

AEA INVESTORS:
AEA INVESTORS FUND V LP

By: AEA Investors Partners V LP,
Its General Partner

By: AEA Management (Cayman) Ltd.,
Its General Partner

By: /s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS FUND V-A LP

By: AEA Investors Partners V LP,
Its General Partner

By: AEA Management (Cayman) Ltd.,
Its General Partner

By: /s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

AEA INVESTORS FUND V-B LP

By: AEA Investors Partners V LP,
Its General Partner

By: AEA Management (Cayman) Ltd.,
Its General Partner

By: /s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS PARTICIPANT FUND V LP

By: AEA Investors PF V LLC,
Its General Partner

By: /s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS QP PARTICIPANT FUND V LP

By: AEA Investors PF V LLC,
Its General Partner

By: /s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

BCIMC PRIVATE PLACEMENT (2013) INVESTMENT CORPORATION

By: /s/ Jim Pittman
Name: Jim Pittman
Title: President

BCIMC (WCBAF) PRIVATE PLACEMENT (2013) INVESTMENT CORPORATION

By: /s/ Jim Pittman
Name: Jim Pittman
Title: President

HAVELOCK FUND INVESTMENTS PTE LTD

By: /s/ Alan Thompson
Name: Alan Thompson
Title: Authorised Signatory

JUNGFRAU SICAV-SIF

By: /s/ Lett Fabien
Name: Lett Fabien
Title: Officer

By: /s/ Christophe Vasselin
Name: Christophe Vasselin
Title: Assistant Vice President

MONTE ROSA FUNDS, SICAV-SIF, in relation to its segregated compartment Monte Rosa 2011

By: /s/ Lett Fabien
Name: Lett Fabien
Title: Officer

By: /s/ Christophe Vasselin
Name: Christophe Vasselin
Title: Assistant Vice President

MONTE ROSA OPPORTUNITIES, SICAV-SIF, in relation to its segregated compartment Monte Rosa Co-Investments II

By: /s/ Lett Fabien
Name: Lett Fabien
Title: Officer

By: /s/ Christophe Vasselin
Name: Christophe Vasselin
Title: Assistant Vice President

PICTET PRIVATE EQUITY INVESTORS SA

By: /s/ Gerald Formaz
Name: Gerald Formaz
Title: Director

By: /s/ Frederic Bertrand
Name: Frederic Bertrand
Title: Director

[Signature Page to Amendment No. 1 to Registration Rights Agreement]